[EXHIBIT 10qq TO COLONIAL GAS COMPANY]
               FORM 10-K FOR YEAR ENDING 12/31/93]

                                                  FST-LG3

                        SERVICE AGREEMENT
       (Applicable to Service Under Rate Schedule FST-LG)

           This Agreement, is made and entered into this 1st day of October, 1993, by and between Algonquin LNG, Inc., a Delaware corporation (hereinafter referred to as "ALNG") and Colonial Gas Company, a Massachusetts Corporation (hereinafter referred to as "Customer" whether one or more persons).

           In consideration of the premises and of the mutual covenants herein contained, the parties do agree as follows:

                            ARTICLE I
                  QUANTITY OF LNG TO BE STORED

     Subject to the terms, conditions and limitations hereof and of ALNG's Rate Schedule FST-LG, ALNG agrees to:

          - receive for Customer's account and inject into its storage facility liquefied natural gas ("LNG") in liquid form;

          - store such LNG up to a total quantity at any one time of

               12,000    barrels,   to   constitute    Customer's
               Contract Storage Capacity; and

               -withdraw such stored gas as requested by Customer and deliver it to Customer or for Customer's account.

                           ARTICLE II
                        TERM OF AGREEMENT


     2.1 This agreement shall become effective as of October 1, 1993 shall continue in effect for a term ending May 31, 1994 ("Primary Term") and shall remain in force from year-to-year thereafter unless terminated by either party pursuant to Section 12 of the General Terms and Conditions.

                           ARTICLE III
                  RATE SCHEDULE AND ADJUSTMENTS

     3.1 Customer shall pay for all services rendered hereunder and for the availability of such service under ALNG's Rate Schedule FST-LG, as filed with the Federal Energy Regulatory Commission, and as the same may be hereafter revised or changed. The rate to be charged Customer for storage hereunder shall not be more than the maximum rate under Rate Schedule FST-LG, nor less than the minimum rate under Rate Schedule FST-LG.

     3.2 Customer agrees that ALNG shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to ALNG's Rate Schedule FST-LG, (b) ALNG's Rate Schedule FST-LG, pursuant to which service hereunder is rendered or (c) any provision of the General Terms and Conditions applicable to Rate Schedule FST-LG. ALNG agrees that Customer may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of ALNG's existing FERC Gas Tariff as may be found necessary to assure that the provisions in (a), (b), or
          (c) above are just and reasonable.

                           ARTICLE IV
                            ADDRESSES

          Except as herein otherwise provided, or as provided in the General Terms and Conditions of ALNG's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or first class mail to the post office address of the parties hereto, as the case may be, as follows:

          (a)  ALNG:     1284 Soldiers Field Road, Boston, MA
                         02108

          (b)  Customer:  40 Market Street, Lowell, MA  01853


          or such other address as either party shall designate by formal written notice.

                            ARTICLE V
         RATE SCHEDULES AND GENERAL TERMS AND CONDITIONS

     This Agreement and all terms and provisions contained or incorporated herein are subject to the provisions of ALNG's applicable rate schedules and of ALNG's General Terms and Conditions on file with the Federal Energy Regulatory Commission, or other duly constituted authorities having jurisdiction, and as the same may be legally amended or superseded, which rate schedules and General Terms and Conditions are by this reference made a part hereof.

                           ARTICLE VI
                         INTERPRETATION

     The interpretation and performance of this Agreement shall be in accordance with the laws of the state of Rhode Island, excluding conflicts of law principles that would require the application of the laws of a different jurisdiction.

                           ARTICLE VII
                   AGREEMENTS BEING SUPERSEDED

     When  this  Agreement becomes effective, it shall  supersede
     (as of the date of commencement of service hereunder) the following agreements between parties hereto for the storage of natural gas by ALNG for Customer:

     Service Agreement executed by Customer and ALNG under Rate Schedule ST-LG dated November 1, 1984.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective agents thereunto duly authorized, the day and year first above written.


                              ALGONQUIN LNG, INC.


                              By: /s/ John J. Mullaney

                              Title: Vice President, Marketing



                              COLONIAL GAS COMPANY

                              By:  /s/ John P. Harrington

                              Title: Vice President, Gas Supply


              [END OF EXHIBIT 10qq TO COLONIAL GAS COMPANY
                  FORM 10-K FOR YEAR ENDING 12/31/93]